UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2021

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SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Landmeier Road

Elk Grove Village, Illinois 60007

(Address of Principal Executive Offices) (Zip Code)

(847) 956-8000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 31, 2021 (the “Closing Date”), SigmaTron International, Inc. (the “Company”) consummated the transactions contemplated by the Agreement and Plan of Merger, dated July 19, 2021, as amended by the First Amendment to Agreement and Plan of Merger, dated December 7, 2021 (as amended, the “Merger Agreement”), among the Company, Remy Pom, Inc., a wholly-owned subsidiary of the Company (the “Merger Sub”), Wagz, Inc. (“Wagz”), Terry B. Anderton, solely in his capacity as Wagz shareholders’ representative and Terry B. Anderton, individually solely for purposes of Section 7.02 thereof, pursuant to which Merger Sub merged with and into Wagz, resulting in Wagz being the surviving corporation and a wholly-owned subsidiary of the Company (such transaction, the “Merger”). The material terms of the Merger Agreement were summarized in Current Reports on Form 8-K filed by the Company on July 21, 2021 and December 10, 2021, which are incorporated herein by reference.

As previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 10, 2021, the consideration that was paid in the Merger consisted of an aggregate of 2,443,870 shares (the “Merger Shares”) of the Company’s common stock, par value $0.01 (“Common Stock”), consisting of (1) of 1,546,592 shares issued to Wagz shareholders (excluding the Company) and (2) 897,278 shares allocated to the Company and treated as treasury stock. Of the 897,278 shares of Common Stock allocated to the Company that were treated as treasury stock, 624,351 shares resulted from the conversion of 600,000 shares of Wagz common stock owned by the Company and $12 million of the Company’s outstanding Convertible Secured Promissory Notes, and 272,927 shares represent a reduction of shares allocated to Wagz shareholders (excluding the Company).

Item 3.02. Unregistered Sales of Equity Securities.

As previously described in the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2021, the Merger Shares issued pursuant to the Merger Agreement to the Wagz shareholders have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws.

Item 7.01. Regulation FD Disclosure.

On the Closing Date, the Company issued a press release, dated January 3, 2022, announcing the closing of the Merger. A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

All information in the press release is furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporated it by reference.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

To the extent required by Item 9.01(a) of Form 8-K, the Company will file such financial statements as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K would otherwise be required to be filed.

(b)           Pro forma financial information.

To the extent required by Item 9.01(b) of Form 8-K, the Company will file such pro forma financial information as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K would otherwise be required to be filed

(d)           Exhibits.

Exhibit No.	Description

Exhibit 10.1*	Agreement and Plan of Merger, dated July 19, 2021, by and among SigmaTron International, Inc., Remy Pom, Inc., Wagz, Inc., and Terry B. Anderton (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2021).

Exhibit 10.2*	First Amendment to Agreement and Plan of Merger, dated December 7, 2021, by and among SigmaTron International, Inc. Remy Pom, Inc., Wagz, Inc., and Terry B. Anderton (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2021).

Exhibit 99.1	SigmaTron International, Inc. press release dated January 3, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*      Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: January 6, 2022	By:	/s/ Gary R. Fairhead
Gary R. Fairhead
Chief Executive Officer